DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund

Supplement to the Prospectuses
dated March 30, 2006

(Class A/Class B/Class C/Class R/Institutional Class)

Mondrian Investment Partners Limited recently notified Delaware Management Company (the "manager") and Delaware Group Global & International Funds that it will resign as sub-advisor to Delaware Emerging Markets Fund. The following paragraph is added as the last paragraph in the section entitled "Who manages the Funds - Investment managers":

Mondrian has notified the manager and Delaware Group Global & International Funds that it will resign as sub-advisor to Delaware Emerging Markets Fund. Mondrian anticipates that it will cease providing services to Delaware Emerging Markets Fund on September 24, 2006, subject to an extension by agreement between the parties. The manager has commenced a search for a replacement for Mondrian. The selection of the replacement may be subject to the approval of the Fund's Board of Trustees and, under certain circumstances, shareholder approval.

The date of this Supplement is June 15, 2006.